Exhibit 99.1

DELIVERING A NEW GENERATION OF INTEGRIN MEDICINES Praveen Tipirneni, MD JP Morgan 38 th Annual Healthcare Conference January 11, 2020 CONFIDENTIAL 1

Forward Looking Statements This presentation contains “forward - looking” statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, including, but not limited to: Morphic’s plan to develop and commercialize oral small - molecule integrin therapeutics, the results of such research, and Morphic’s expectations about timing and ability to obtain regulatory approvals for MORF - 720, MORF - 057 and α 4 β 7 - specific integrin inhibitors. Statements including words such as “looks forward to,” “believe,” “plan,” “continue,” “expect,” “delivering,” “transforming,” or “ongoing” and statements in the future tense are forward - looking statements. These forward - looking statements involve risks and uncertainties, as well as assumptions, which, if they do not fully materialize or prove incorrect, could cause our results to differ materially from those expressed or implied by such forward - looking statements. Forward - looking statements are subject to risks and uncertainties that may cause Morphic’s actual activities or results to differ significantly from those expressed in any forward - looking statement, including risks and uncertainties related to Morphic’s ability to develop, obtain regulatory approval for and commercialize MORF - 720 and α 4 β 7 - specific integrin inhibitors and other product candidates, the timing and results of preclinical studies and clinical trials, Morphic’s ability to protect intellectual property; and other risks set forth in our filings with the Securities and Exchange Commission. These forward - looking statements speak only as of the date hereof and Morphic specifically disclaims any obligation to update these forward - looking statements or reasons why actual results might differ, whether as a result of new information, future events or otherwise, except as required by law. CONFIDENTIAL 2

Adaptability to Dynamic Environments is the Human Story – and the Story of Integrins CONFIDENTIAL 3 • 2 way feedback enabling dynamic behavior in uncertain and unpredictable environments • Integrins are only receptor with bi - directional signaling • Complex behaviors at organism level enabled by integrins at a cellular level

Morphic: Transforming the treatment of major chronic diseases with oral integrin drugs CONFIDENTIAL 4

Unique Opportunity to Mine Integrins: Well Validated Target Class • All a pproved integrin therapies are non - oral options for a wide variety of serious chronic diseases • Estimated 2018 sales of at least $4.6 billion 1 Validated Target Class with Large Market Opportunity • Oral integrin therapies have historically failed in development due to poorly understood biology • Morphic’s goal: deliver the first generation of approved oral integrin drugs in IBD, fibrosis and other indications Potential First - in - Class Pipeline • AbbVie ($100 million upfront); Morphic eligible for enhanced royalties in liver fibrosis with opt in • Janssen (up to $729 million in milestones in addition to potential royalties) Tansformational Partnerships • Q3 2019 cash position: $251.7 million, through at least 2022 Strong Cash Position CONFIDENTIAL 5 • Leveraging proprietary databases, world - class know - how and decades of Springer laboratory research • Designed to target and modulate every known human integrin THE Integrin Platform 1 Global Data

Morphic Integrin Technology (MInT) Platform J Cell Biol, 2012 CONFIDENTIAL 6

Morphic: Focused on Major Chronic Conditions Status Our Programs Indication Discovery Preclinical IND Phase 1 Product Rights MORF - 057 Target: α 4 β 7 Inflammatory bowel disease (IBD) Wholly Owned MORF - 720 Target: α v β 6 Idiopathic pulmonary fibrosis MR β 6 #2 Target: α v β 6 Primary Sclerosing Cholangitis Morphic/AbbVie CONFIDENTIAL 7 Research Pipeline Focus α v β 1 inhibition for fibrotic disease TGF - β activation for solid tumors TGF - β activation for fibrotic disease Undisclosed targets, including αI domain integrins Collaborator Wholly owned Wholly owned AbbVie Janssen Development Pipeline

MORF - 057 Targeting α 4 β 7 for Inflammatory Bowel Disease CONFIDENTIAL 8

16 14 12 10 8 6 4 2 0 1930 1940 1950 1960 1970 1980 1990 2000 2010 IBD: A Complex Disease Exacerbated by Complex Times CONFIDENTIAL 9 Incidence per 100,000 population (%) per year * Adapted from Lancet 2017 April 29; 389(10080): 1756 – 1770. doi:10.1016/S0140 - 6736(16)32126 - 2

CONFIDENTIAL 10 Disease Burden Transportation Employment Housing Infusion Identity

Sub - endothelial space - gut Vascular space - blood T - cell a 4 b 7 MAdCAM - 1 Endothelial cell Approved vedolizumab: IV only • IBD involves trafficking of α 4 β 7 + leukocytes to gut tissue via MAdCAM - 1 binding, causing inflammation • Vedolizumab (IV) inhibits this action and was approved for Ulcerative Colitis and Crohn’s Disease in 2014 • 150,000 patients dosed since approval in 2014 1 • 2018 EOY ~$2B 2 α 4 β 7 : A Proven Mechanism of Action in IBD CONFIDENTIAL 11 1 Takeda 2 Global Data

MORF - 057: Pre - clinical Data Dose - dependent Anti - inflammatory Activity CONFIDENTIAL 12 • p<0.05, ** p<0.01, ***p<0.001, and ****p<0.0001 vs. vehicle by One Way Anova followed by Dunnett’s multiple comparisons • DATK32 is a mouse surrogate of the α 4 β 7 antibody vedolizumab T lymphocyte homing into mesenteric lymph nodes Mean ± SEM

MORF - 057: Specifically Designed to Avoid Off - target Risk CONFIDENTIAL 13 Cell Adhesion Potency IC 50 [nM] α 4 β 7 MadCAM α 4 β 1 VCAM α 4 β 1 / α 4 β 7 Selectivity Ratio vedolizumab 0.03 >50,000 natalizumab 0.6 0.14 0.9 AJM - 300 138 770 5.6 MORF - 057 1.1 3,633 3,303 α 4 β 7 MAdCAM - 1 α 4 β 1 Endothelial cell Leukocyte Inhibiting VCAM - 1 brings risk of PML VCAM - 1

MORF - 057: Specifically Designed to Avoid Off - target Risk CONFIDENTIAL 14 Cell Adhesion Potency IC 50 [nM] α 4 β 7 MadCAM α 4 β 1 VCAM α 4 β 1 / α 4 β 7 Selectivity Ratio vedolizumab 0.03 >50,000 natalizumab 0.6 0.14 0.9 AJM - 300 138 770 5.6 MORF - 057 1.1 3,633 3,303 α 4 β 7 MAdCAM - 1 α 4 β 1 Endothelial cell Leukocyte MORF - 057 1. Inhibiting VCAM - 1 brings risk of PML 2. Morphic designs for MAdCAM - 1 selectivity VCAM - 1

Window of opportunity to alter course of disease MORF - 057 Aminosalicylate Oral/Topical Budesonide Corticosteroid Immunosuppressant Anti - TNF+/ - IS Vedolizumab+/ - IS Mild Moderate Severe MORF - 057 Goal: Oral Vedolizumab 1 This figure is illustrative and not based on actual data CONFIDENTIAL Early treatment slows disease progression and prevent damage to the digestive system 15 In addition to later - stage treatment, oral option could intervene much earlier in disease progression

MORF - 720 Targeting α v β 6 to block TGF - β - driving fibrosis in multiple diseases with AbbVie CONFIDENTIAL 16

α v β 6 : Essential Activator of TGF - β Signaling CONFIDENTIAL 17 Latent TGF - β Active TGF - β α v β 6 TGF - β activation Fibrogenesis Chronic injury

• MORF - 720 delivers dose - dependent reductions in liver fibrosis in mice model • Shown to stabilize closed conformation of α v β 6 • Excellent multi - species PK • Highly potent and selective Morphic Oral α v β 6 Inhibitor : Strong Support for Mechanism of Action and Design CONFIDENTIAL 18 • p<0.05, ** p<0.01, ***p<0.001, and ****p<0.0001 vs. vehicle by One Way Anova followed by Dunnett’s multiple comparisons COL1A1 Mean ± SEM Total Bilirubin Mean ± SEM

Healthy Control Disease Control Anti - a v b 6 mAb Treated Sirius Red Staining Under Polarized Light Collagen Deposition in Chronic Liver Fibrosis Model Morphic a v b 6 Inhibitor Treated Morphic Oral Integrin Inhibitor: Activity in Anti - α v β 6 mAb in Collagen Model of Fibrosis CONFIDENTIAL 19

Morphic Oral α v β 6 Inhibitor: Superior in Bilirubin Model of Fibrosis CONFIDENTIAL 20 * p<0.05, ** p<0.01, ***p<0.001, and ****p<0.0001 vs. vehicle by One Way Anova followed by Dunnett’s multiple comparisons • Bilirubin is a marker of liver tissue damage Total Plasma Bilirubin Mean ± SEM

BLAISE LIPPA, PhD Head of Chemistry Building the Future of Integrin Medicines Deep specialist expertise across management, Board and Advisors CONFIDENTIAL 21 PRAVEEN TIPIRNENI, MD President and Chief Executive Officer BRUCE ROGERS, PhD ALEXEY A. LUGOVSKOY, PhD ADRIAN RAY, PhD Chief Scientific Officer Chief Development Officer Head of Translational Sciences WILLIAM DeVAUL General Counsel and Secretary Q319 Cash: $251.7 million Jun 2016 Sep 2018 Oct 2018 Series A $51 M Series B $80M Feb 2019 IPO $103.5M 1 Jun 2019 Aug 2015 Launch Planned clinical trials in 2020 Well capitalized, partnered and poised to advance oral integrins 1 $103.5M gross proceeds before fees $100M $10M

THANK YOU January 11, 2020 CONFIDENTIAL 22